UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2025

Insperity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19001 Crescent Springs Drive
Kingwood, Texas 77339

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	NSP	New York Stock Exchange
NYSE Texas

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On December 15, 2025, Insperity, Inc. (the “Company”) entered into the Eighth Amendment to Amended and Restated Credit Agreement (the “Eighth Amendment”) with Zions Bancorporation, N.A. dba Amegy Bank, as administrative agent, and certain financial institutions, as lenders. The Eighth Amendment amends the Company’s existing Amended and Restated Credit Agreement,dated as of February 6, 2018 (as amended, amended and restated, supplemented or otherwise modified to date), to, among other things, (i) increase the aggregate principal amount that the Company may borrow under the revolving credit facility thereunder (the “Facility”) from $650 million to $750 million, (ii) increase the aggregate principal amount to which the Facility may be increased, subject to certain terms and conditions, from $700 million to $800 million, (iii) extend the maturity date of the Facility to December 15, 2028, (iv) increase the Maximum Leverage Ratio (as defined therein) financial covenant from 3.00 to 3.75 and (v) make certain amendments to the definition of EBITDA (as defined therein).
The foregoing summary is qualified in its entirety by reference to the Eighth Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 to this current report on Form 8-K is hereby incorporated in this Item 2.03 by reference.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

10.1	Eighth Amendment to Amended and Restated Credit Agreement, dated December 15, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:	/s/ Christian P. Callens
Christian P. Callens
Senior Vice President of Legal, General Counsel and Secretary

Date: December 16, 2025